                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                            ------------------------------


                                      FORM 8-K/A


                  Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): December 15, 1998



                                  NM HOLDINGS, INC.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)


         Minnesota                      0-22247                41-1756256
----------------------------    ------------------------   --------------------
(State or other jurisdiction    (Commission file number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)





           9850 51st Avenue North, Suite 110, Minneapolis, Minnesota 55442
           ---------------------------------------------------------------
                       (Address of principal executive offices)


       Registrant's telephone number, including area code:    (612) 551-9595
                                                        --------------------

     The undersigned registrant hereby amends its Current Report on Form 8-K for an event which occurred on December 15, 1998, as set forth below.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          This item has not been amended from the registrant's Current Report on Form 8-K for an event which occurred on December 15, 1998.

Item 5.   OTHER EVENTS.

          This item has not been amended from the registrant's Current Report on Form 8-K for an event which occurred on December 15, 1998.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

               Not applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION

     The following tables set forth the unaudited pro forma financial information (the "Unaudited Pro Forma Financial Statements") of Nutrition Medical, Inc. (now known as NM Holdings, Inc.) (the "Company"), which consists of (i) the pro forma balance sheet of the Company as of December 31, 1998, giving effect on such date to the asset sale transactions by and between the Company and ZEVEX, Inc. (the "ZEVEX Transaction") and GalaGen Inc. (the "GalaGen Transaction"), respectively (as more particularly described in the Company's Form 8-K filed on January 6, 1999), and (ii) the pro forma statements of operations of the Company for the fiscal years ended December 31, 1998 and the December 31, 1997, respectively, giving effect to the ZEVEX Transaction and the GalaGen Transaction as if such transactions had occurred on January 1, 1997.

     The Unaudited Pro Forma Financial Statements and the related notes are provided for illustrative purposes only and are not necessarily indicative of the balance sheets and statements of operations that would have been reported had the ZEVEX Transaction and the GalaGen Transaction occurred on the dates indicated, nor do they represent a forecast of the financial position at any future period. The Unaudited Pro Forma Financial Statements and the related notes should be read in conjunction with the historical financial statements and related notes of the Company and GalaGen Inc. which are included in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 9, 1998.

                                 NM HOLDINGS, INC.
                         PRO FORMA STATEMENT OF OPERATIONS
                                      FOR THE
                            YEAR ENDED DECEMBER 31, 1997



                                                                        PRO-FORMA STATEMENT OF OPERATIONS
                                                                        FOR THE YEAR ENDED DECEMBER 31, 1997
                                                     ----------------------------------------------------------------------------
                                                        UNADJUSTED         ADJUSTMENT FOR      ADJUSTMENT FOR         ADJUSTED
                                                       STATEMENT OF          ZEVEX, INC.        GALAGEN INC.        STATEMENT OF
                                                        OPERATIONS             (1)(3)              (2)(3)            OPERATIONS
                                                     ---------------    -----------------    -----------------    ---------------
Sales . . . . . . . . . . . . . . . . . . . . . .    $     4,104,601    $      (2,306,586)   $      (1,378,375)   $       419,640
Cost of goods . . . . . . . . . . . . . . . . . .          2,811,443           (1,937,755)            (614,455)           259,233
                                                     ---------------    -----------------    -----------------    ---------------

Gross margin  . . . . . . . . . . . . . . . . . .          1,293,158             (368,831)            (763,920)           160,407

Selling, general and administrative . . . . . . .          2,538,184             (687,533)            (879,002)           971,649
Research and development  . . . . . . . . . . . .            627,438              (31,516)             (74,940)           520,982
Goodwill amortization and writeoff  . . . . . . .          1,853,936           (1,853,936)                  --                --
                                                     ---------------    -----------------    -----------------    ---------------
  Total operating expenses. . . . . . . . . . . .          5,019,558           (2,572,985)            (953,942)         1,492,631
                                                     ---------------    -----------------    -----------------    ---------------

Operating income (loss) . . . . . . . . . . . . .         (3,726,400)           2,204,154              190,022         (1,332,224)

Interest income (expense) . . . . . . . . . . . .            (69,215)             195,184                   --            125,969

Income (loss) from continuing operations  . . . .         (3,795,615)           2,399,338              190,022         (1,206,255)

Loss from discontinued operations . . . . . . . .           (365,023)                  --                   --           (365,023)

Net income (loss) . . . . . . . . . . . . . . . .    $    (4,160,638)   $       2,399,338    $         190,022    $    (1,571,278)
                                                     ---------------    -----------------    -----------------    ---------------
                                                     ---------------    -----------------    -----------------    ---------------

Loss per share data
     Loss from continuing operations  . . . . . .    $         (2.80)                  --                   --    $         (1.06)
     Loss from discontinued operations  . . . . .              (0.27)                  --                   --              (0.32)
                                                     ---------------    -----------------    -----------------    ---------------
Net loss per share  . . . . . . . . . . . . . . .    $         (3.07)   $              --    $              --    $         (1.38)
                                                     ---------------    -----------------    -----------------    ---------------
                                                     ---------------    -----------------    -----------------    ---------------

Weighted average number of shares
  outstanding . . . . . . . . . . . . . . . . . .          1,355,631             (213,750)                  --          1,141,881
                                                     ---------------    -----------------    -----------------    ---------------
                                                     ---------------    -----------------    -----------------    ---------------


-------------------

(1) Represents all revenues and expenses associated with the Company's pump and plastic disposables business (the "Pump Business") that have been excluded to adjust for the assumed sale of the Pump Business on January 1, 1997.

(2) Represents all revenues and expenses associated with the Company's critical care business, except L-Emental-TM- Plus, that have been excluded to adjust for the assumed sale of the Company's critical care business on January 1, 1997.

(3) Overhead costs were allocated to each business based on specific identification where possible and an allocation based on proportional revenues.

                                 NM HOLDINGS, INC.
                         PRO FORMA STATEMENT OF OPERATIONS
                                      FOR THE
                            YEAR ENDED DECEMBER 31, 1998



                                                                            PRO-FORMA STATEMENT OF OPERATIONS
                                                                           FOR THE YEAR ENDED DECEMBER 31, 1998
                                                        ------------------------------------------------------------------------
                                                           UNADJUSTED        ADJUSTMENT FOR     ADJUSTMENT FOR      ADJUSTED
                                                          STATEMENT OF         ZEVEX, INC.        GALAGEN INC.     STATEMENT OF
                                                           OPERATIONS            (1)(3)              (2)(3)         OPERATIONS
                                                        --------------    -----------------    ---------------    --------------
Sales . . . . . . . . . . . . . . . . . . . . . . .     $    4,011,545    $      (2,379,563)   $    (1,113,024)   $      518,958
Cost of goods . . . . . . . . . . . . . . . . . . .          2,851,519           (1,850,338)          (708,251)          292,930
                                                        --------------    -----------------    ---------------    --------------

Gross margin  . . . . . . . . . . . . . . . . . . .          1,160,026             (529,225)          (404,773)          226,028

Selling, general and administrative(4)  . . . . . .          2,222,636             (709,542)        (1,007,589)          505,505
Research and development  . . . . . . . . . . . . .             80,300              (10,996)           (28,271)           41,033
                                                        --------------    -----------------    ---------------    --------------
  Total operating expenses. . . . . . . . . . . . .          2,302,936             (720,538)        (1,035,860)          546,538
                                                        --------------    -----------------    ---------------    --------------
Operating income (loss) . . . . . . . . . . . . . .         (1,142,910)             191,313            631,087          (320,510)

Interest income (expense) . . . . . . . . . . . . .           (142,207)             227,674                 --            85,467
Other income(5)                                              1,340,898                   --                 --         1,340,898
                                                        --------------    -----------------    ---------------    --------------
Income (loss) from continuing operations  . . . . .             55,781              418,987            631,087         1,105,855

Loss from discontinued operations . . . . . . . . .             25,187                  --                  --            25,187
                                                        --------------    -----------------    ---------------    --------------
Net income (loss) . . . . . . . . . . . . . . . . .     $       80,968    $         418,987    $       631,087    $    1,131,042
                                                        --------------    -----------------    ---------------    --------------
                                                        --------------    -----------------    ---------------    --------------
Loss per share data
  Loss from continuing operations . . . . . . . . .     $         0.04                  --                  --    $         0.96
  Loss from discontinued operations . . . . . . . .               0.02                  --                  --              0.02
                                                        --------------    -----------------    ---------------    --------------
Net loss per share  . . . . . . . . . . . . . . . .     $         0.06                  --                  --    $         0.98
                                                        --------------    -----------------    ---------------    --------------
                                                        --------------    -----------------    ---------------    --------------

Weighted average number of shares
  outstanding . . . . . . . . . . . . . . . . . . .          1,364,005             (213,750)                --         1,150,255
                                                        --------------    -----------------    ---------------    --------------
                                                        --------------    -----------------    ---------------    --------------


---------------
(1) Represents all revenues and expenses associated with the Pump Business that have been excluded to adjust for the assumed sale of the Pump Business on January 1, 1997.

(2) Represents all revenues and expenses associated with the Company's critical care business, except L-Emental-TM- Plus, that have been excluded to adjust for the assumed sale of the Company's critical care business on January 1, 1997.

(3) Overhead costs were allocated to each business based on specific identification where possible and an allocation based on proportional revenues.

(4) Includes costs incurred in connection with the Company's settlement of litigation with Novartis Nutrition, Inc. ("Novartis") pursuant to which the Company agreed to pay Novartis $450,000 in cash, and agreed to discontinue production of L-Emental-TM- Plus.

(5) Includes gain resulting from the consummation of the ZEVEX Transaction and GalaGen Transaction.

                                  NM HOLDINGS, INC.
                              PRO FORMA BALANCE SHEET
                              AS OF DECEMBER 31, 1998



                                                   Unadjusted
                                                     Balance              ZEVEX, Inc.          GalaGen Inc.     Adjusted Balance
                                                December 31, 1998         Adjustments          Adjustments      December 31, 1998
                                                ------------------    ---------------      ----------------     -----------------
ASSETS
Current Assets
  Cash  . . . . . . . . . . . . . . . . . .     $        1,675,225    $       188,627(1)   $        71,516 (2)  $       1,935,368
  Accounts receivable . . . . . . . . . . .                155,966            126,514(3)                --                282,480
  Inventory . . . . . . . . . . . . . . . .                446,794           (377,227)(4)          (69,567)(5)                 --
  Prepaid expenses. . . . . . . . . . . . .                 98,800                 --               (6,846)(6)             91,954
                                                ------------------    ---------------      ----------------     -----------------
    Total current assets. . . . . . . . . .              2,376,785            (62,086)              (4,897)             2,309,802

Property and equipment (net)  . . . . . . .                812,407           (699,975)(7)          (87,855)(8)             24,577
Other investments . . . . . . . . . . . . .                     --                 --              498,125(9)             498,125
                                                ------------------    ---------------      ----------------     -----------------
          Total assets  . . . . . . . . . .     $        3,189,192    $      (762,061)     $       405,373      $       2,832,504
                                                ------------------    ---------------      ----------------     -----------------
                                                ------------------    ---------------      ----------------     -----------------

LIABILITIES AND EQUITY
Current liabilities
  Accounts payable. . . . . . . . . . . . .     $          189,441                 --                   --      $         189,441
  Payroll liabilities . . . . . . . . . . .                  4,690                 --                   --                  4,690
  Accrued expenses. . . . . . . . . . . . .                105,587            100,000(10)           50,000(10)            255,587
                                                ------------------    ---------------      ----------------     -----------------
    Total current liabilities . . . . . . .                299,718            100,000               50,000                449,718
Note payable. . . . . . . . . . . . . . . .              2,016,608         (2,016,608)(11)              --                     --
                                                ------------------    ---------------      ----------------     -----------------
    Total liabilities . . . . . . . . . . .              2,316,326         (1,916,608)              50,000                449,718


Equity
  Common stock. . . . . . . . . . . . . . .                 54,560             (8,550)(11)              --                 46,010
  Paid-in capital . . . . . . . . . . . . .              8,706,435                 --                   --              8,706,435
  Retained earnings . . . . . . . . . . . .             (7,888,129)         1,163,097(12)          355,373(12)         (6,369,659)
                                                ------------------    ---------------      ----------------     -----------------
  Total equity. . . . . . . . . . . . . . .                872,866          1,154,547              355,373              2,382,786
                                                ------------------    ---------------      ----------------     -----------------
  Total liabilities and equity. . . . . . .     $        3,189,192    $      (762,061)     $       405,373      $       2,832,504
                                                ------------------    ---------------      ----------------     -----------------
                                                ------------------    ---------------      ----------------     -----------------

-------------------------

(1) Represents cash received from the ZEVEX Transaction, net of amounts held in escrow, amounts transferred to Elan International Services, Ltd. ("EIS") in settlement of the promissory note dated January 13, 1997 issued by the Company to Elan Pharma Inc. (the "Promissory Note"), and cancellation of the 213,750 shares of the Company's common stock, $.04 par value (the "Common Stock"), previously held by EIS (the "Elan Owned Shares").

(2)  Represents cash received from the GalaGen Transaction.

(3) Represents a cash amount held in escrow pursuant to the terms and conditions of the ZEVEX Transaction.

(4) Represents inventory transferred to ZEVEX, Inc. as part of the sale of the Pump Business. This inventory includes a supply of certain enteral feeding tubes that constitutes more than a 9 to 12 month supply based on Company historical sales that was not accepted by ZEVEX, Inc. This inventory would have been saleable by the Company if it had continued the Pump Business.

(5) Represents inventory transferred to GalaGen Inc. as part of the sale of the Company's critical care business. This inventory includes the cost of certain inventory that was rendered obsolete upon the consummation of the GalaGen Transaction (including nutrition bars, packaging materials and miscellaneous raw materials) due to GalaGen Inc.'s desire to discontinue the manufacture and sale of such products.

(6) Represents amounts reimbursed to the Company by GalaGen Inc. for certain prepaid expenses transferred to GalaGen Inc.

(7) Represents the book value of equipment (primarily enteral feeding pumps and manufacturing equipment) transferred to ZEVEX, Inc.

(8) Amount that represents the book value of equipment, comprised primarily of warehouse and office equipment transferred to GalaGen Inc.

(9) Represents the market price of the 318,800 shares of common stock, $.01 par value, of GalaGen Inc. (the "GalaGen Shares") received by the Company upon the consummation of the GalaGen Transaction.

(10) Represents legal, accounting and other fees and expenses related to the ZEVEX Transaction and GalaGen Transaction.

(11) Represents the cancellation of the Promissory Note in return for $450,000 of the proceeds and 115,000 shares of the common stock, $.001 of ZEVEX International, Inc. (the "ZEVEX Shares") received in the ZEVEX Transaction. In connection with such cancellation, the Company issued a warrant to Elan Pharma, Inc. to purchase 50,000 shares of Common Stock at an exercise price of $3.50 per share exercisable for the three year period commencing on the date of issuance. The warrant has not been assigned any value because the market price of the Common Stock is significantly below the exercise price. Upon receipt, the Company also retired the Elan Owned Shares. These shares are deemed to be authorized but unissued shares of Common Stock. Since the redeemed shares are recorded at par value, no gain was attributed to the redemption of the Elan Owned Shares.

(12) (a) In exchange for the assets related to the Pump Business, the Company received, in connection with the ZEVEX Transaction, as consideration $500,000 in cash, an additional amount of $265,141, which represents an amount equal to the Company's actual cost of inventory of parts and materials for the manufacturing and repair of internal feeding pump and plastic disposable products and finished products, and the ZEVEX Shares, which had a value as of the ZEVEX Transaction closing date of $539,063. The book value of the assets transferred by the Company to ZEVEX, Inc., was $699,975. The Company also accrued $90,000 to cover the estimated costs and expenses associated with the ZEVEX Transaction and to create inventory reserves in connection therewith. The gain from the consummation of the ZEVEX Transaction was $137,002, calculated as follows:

              Cash and Escrowed Amounts                 $      765,141
              ZEVEX Shares                                     539,063
                                                        --------------
                Total Consideration Received                 1,304,204

              Inventory                                        377,227
              Fixed Assets                                     699,975
              Transaction Costs and Expenses                    90,000
                                                        --------------
                Book Value of Assets and
                Related Expenses                             1,167,202
                                                        --------------
                Gain                                    $      137,002
                                                        --------------
                                                        --------------


     (b) The Company transferred to EIS, the ZEVEX Shares and $450,000 cash received by the Company upon the closing of the ZEVEX Transaction and issued a warrant to purchase 50,000 shares of Common Stock at a purchase price of $3.50 per share in exchange for the redemption of the Elan Owned Shares and the cancellation of the Promissory Note. Outstanding principal and accrued interest payable to EIS under the Promissory Note as of December 23, 1998 was $2,016,608. Because the Common Stock is reported at par value, no gain was attributed to the redemption of the shares of Common Stock. As a result, the Company reported a gain on the EIS portion of the ZEVEX Transaction of $1,026,095 calculated as follows:


              Cancellation of Promissory Note           $    2,016,608
              Cancellation of Elan Owned Shares                  8,550
                                                        --------------
                 Total Consideration Received                2,025,158

              Cash                                             450,000
              ZEVEX Shares Issued to Elan Pharma               539,063
              Transaction Costs and Expenses                    10,000
                                                        --------------
                                                               999,063
                                                        --------------

              Gain on Settlement                        $    1,026,095
                                                        --------------
                                                        --------------


     (c) In exchange for the assets related to the Company's critical care business, the Company received, in connection with the GalaGen Transaction, as consideration $71,516 and the GalaGen Shares valued as of the GalaGen Transaction closing date at $498,125. The book value of the assets transferred by the Company to GalaGen Inc., was $87,855. The Company also accrued $50,000 to cover the estimated costs and expenses associated with the GalaGen Transaction. The gain from the consummation of the GalaGen Transaction was $355,373, calculated as follows:

              Cash                                      $       71,516
              GalaGen Shares Received                          498,125
                                                        --------------
                  Total Consideration Received                 569,641

              Inventory                                         69,567
              Fixed Assets                                      87,855
              Miscellaneous Assets                               6,846
              Transaction Costs and Expenses                    50,000
                                                        --------------
                  Book Value of Assets
                  and Related Expenses                         214,268
                                                        --------------

              Gain                                      $      355,373
                                                        --------------
                                                        --------------


     (c)  EXHIBITS


              Exhibit                                                  Method of
               No.                     Description                      Filing
             -------------------------------------------------------------------
               2.1       Asset Purchase Agreement (the "ZEVEX            (1)
                         Agreement") dated as of July 27, 1998
                         by and between ZEVEX, Inc. and the
                         Company (incorporated by reference to
                         Exhibit 2.1 to the Company's Quarterly
                         Report on Form 10-QSB for the quarter
                         ended June 30, 1998)

               2.2       First Amendment to the ZEVEX Agreement          (1)
                         dated as of December 23, 1998

               2.3       Second Amendment to the ZEVEX Agreement         (1)
                         dated as of December 23, 1998

               2.4       Asset Purchase Agreement (the "GalaGen          (1)
                         Agreement") dated as of September 1,
                         1998 by and between GalaGen Inc. and
                         the Company (incorporated by reference
                         to Exhibit 2.1 to the Company's
                         Quarterly Report on Form 10-QSB for the
                         quarter ended September 30, 1998)

               2.5       First Amendment to the GalaGen                  (1)
                         Agreement dated as of October 28, 1998
                         (incorporated by reference to Exhibit B
                         to the Company's Definitive Proxy
                         Statement on Schedule 14A filed with
                         the Securities and Exchange Commission
                         on December 9, 1998)

               2.6       Second Amendment to the GalaGen                 (1)
                         Agreement dated as of December 23, 1998

               3.1       Second Amended and Restated Articles of         (1)
                         Incorporation of the Company, as
                         amended


---------------------
(1) Incorporated by reference to the registrant's Current Report on Form 8-K, for an event which occurred on December 15, 1998.

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 3, 1999



                              NM HOLDINGS, INC.



                              By:       /s/ Richard J. Hegstrand
                                   ---------------------------------------------
                                   Richard J. Hegstrand, Chief Operating Officer